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                   SMITH BARNEY ADJUSTABLE RATE INCOME FUND

                        Supplement dated April 4, 2003
                    to Prospectus dated September 27, 2002

   Effective April 4, 2003, the fund will be renamed "SB Adjustable Rate Income Fund" and Classes A, B, L and Y will be redesignated Smith Barney Class A, Smith Barney Class B, Smith Barney Class L and Smith Barney Class Y, respectively. The fund's investment objectives will not be affected as a result of this change.



FD  02721